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                                                                     EXHIBIT 1.1


                                 ROUSE CAPITAL

        ____% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES ("QUIPS")
                (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

                                _______________

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                            ______________, 1995

Goldman, Sachs & Co.,
Alex. Brown & Sons Incorporated,
Lehman Brothers Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Smith Barney Inc.
 As representatives of the several Underwriters
  named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

   Rouse Capital, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and The Rouse Company, a Maryland corporation, as depositor of the Trust and as guarantor ("Rouse"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 4,000,000 (the "Firm Securities") and, at the election of the Underwriters, up to an additional
600,000 (the "Optional Securities") .....% Cumulative Quarterly Income Preferred
Securities (liquidation amount $25 per preferred security) representing undivided beneficial interests in the assets of the Trust, guaranteed on a subordinated basis by Rouse as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between Rouse and The First National Bank of Chicago, as trustee (the "Guarantee Trustee"). The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof are referred to collectively as the "Securities". The Trust is to purchase, with the proceeds of the sale of the Securities and up to 123,712 (or 142,268 assuming full exercise by the Underwriters of the over-allotment option described herein) of its Common Securities (liquidation amount $25 per common security) (the "Common Securities"), .....% Junior Subordinated Debentures due
2025 (the "Subordinated Debentures") of Rouse, to be issued pursuant to an Indenture (the "Indenture") between Rouse and The First National Bank of Chicago, as trustee (the "Debenture Trustee").

   1. Each of the Trust and Rouse, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:
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   (a) A registration statement on Form S-3 (File Nos. 33-63279 and 33-63279-01)
(the "Initial Registration Statement") in respect of the Securities, the Subordinated Debentures and the Guarantee (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under the Act which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of Rouse filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

   (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a

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material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust and Rouse by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

   (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust and Rouse by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

   (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "TIA"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust and Rouse by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

   (e) Neither the Trust nor Rouse and its subsidiaries, taken as a whole, has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than issuances of capital stock pursuant to bonus stock awards granted in the ordinary course of business, or upon exercise of options and stock appreciation rights and upon conversions of convertible securities, in each case, except with respect to bonus stock awards granted in the ordinary course of business, which were

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outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Prospectus), or any material and adverse change in the long-term debt of Rouse and its subsidiaries, taken as a whole (it being understood that, absent unusual circumstances, an increase in long-term debt of Rouse and its subsidiaries, taken as a whole, of less than 5% would not be a material and adverse change to Rouse and its subsidiaries, taken as a whole), or any material and adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position or securityholders' equity of the Trust or general affairs, management, current value basis shareholders' equity or results of operations (based on earnings before depreciation and deferred taxes from operations) of Rouse and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

   (f) Rouse and its subsidiaries have, or in those cases where such subsidiary is a general partner in a partnership, such partnership has, good and marketable fee simple and/or leasehold title (as the case may be) to all real property (except for those lesser estates in real property which, in the aggregate, are not material in value to Rouse and its subsidiaries, taken as a whole), subject only to (i) those liens and encumbrances which have been reflected generally or in the aggregate in the financial statements of Rouse as disclosed in the Prospectus or as are described specifically, generally or in the aggregate in the Prospectus, or (ii) such liens and encumbrances (A) not required by generally accepted accounting principles to be disclosed in the financial statements of Rouse which (1) if all material covenants and conditions thereof are observed or performed, will not materially interfere with the use made or proposed to be made of such property by Rouse and its subsidiaries or (2) are reasonable and customary with regard to the normal operation of land and improvements held for commercial purposes by first class owners and operators of commercial real estate, or (B) which were incurred after the date of the latest audited financial statements included or incorporated by reference in the Prospectus in the ordinary course of business (including financings) and which, in the aggregate (on a net basis), are not material to Rouse and its subsidiaries, taken as a whole. Rouse and its subsidiaries have title to the personal property owned by it or them and, subject to the continued performance of the material covenants and conditions of liens and encumbrances thereon, have the right to use such personal property without interference in the normal course of business, except for such interference as would not have a material adverse effect on Rouse and its subsidiaries taken as a whole;

   (g) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority (trust and other) to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Trust Agreement (the "Trust Agreement") between Rouse and the trustees named therein (the "Trustees") and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; based on expected operations and current law, the Trust is not and will not

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be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

   (h) Rouse has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which the failure so to qualify and maintain good standing would have a material adverse effect on Rouse and its subsidiaries, taken as a whole; and each subsidiary of Rouse has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation except for such failures to maintain good standing as would not have a material adverse effect on Rouse and its subsidiaries, taken as a whole;

   (i) Rouse has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of Rouse have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the outstanding beneficial interests in the assets of the Trust have been duly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; and all of the issued shares of capital stock of each corporate subsidiary and partnership interests of each partnership subsidiary of Rouse have been duly and validly authorized and issued, are fully paid and non-assessable and are owned (with exceptions that are not material to Rouse and its subsidiaries, taken as a whole) directly or indirectly by Rouse, free and clear of all liens, encumbrances, security interests, equities or claims (collectively, "Liens") except (i) Liens relating to debt which have been disclosed specifically, generally or in the aggregate in the Prospectus or incurred after the date of the latest audited financial statements included or incorporated by reference in the Prospectus in the ordinary course of business (including financings), (ii) Liens incurred in the ordinary course of business which are not materially adverse to the operations of Rouse and its subsidiaries, taken as a whole, and (iii) restrictions on the transfer or use of the stock of any corporate subsidiary under any partnership, joint venture or lease agreements to which Rouse or any of its subsidiaries is a party;

   (j) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement, and the terms of the Securities are valid and binding on the Trust; the holders of the Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

   (k) The Common Securities have been duly and validly authorized by the Trust and upon delivery by the Trust to Rouse against payment therefor as described in the Prospectus, will be duly and validly issued undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at each

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Time of Delivery (as defined in Section 4 hereof), all of the issued and outstanding Common Securities of the Trust will be directly owned by Rouse free and clear of any Lien; and the Common Securities and the Securities are the only interests authorized to be issued by the Trust;

   (l) The Guarantee, the Subordinated Debentures, the Trust Agreement, the Agreement as to Expenses and Liabilities between Rouse and the Trust (the "Expense Agreement") and the Indenture (collectively, the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by Rouse and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Subordinated Debentures, when validly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of Rouse, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered at a proceeding in equity or at law); the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the TIA; the Subordinated Debentures are entitled to the benefits of the Indenture; and the Guarantor Agreements will conform to the descriptions thereof in the Prospectus;

   (m) The issue and sale of the Securities and the Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the purchase of the Subordinated Debentures by the Trust, the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement and the consummation of the transactions contemplated herein and in the Trust Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such actions result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement and the Trust Agreement, except the registration under the Act and the Exchange Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

   (n) The issue and sale of the Securities and the Common Securities by the Trust, the issuance by Rouse of the Guarantee, the compliance by Rouse and the Trust with all of the provisions of this Agreement, the execution, delivery and performance by Rouse of the Guarantor Agreements, the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Rouse or any of its subsidiaries is a party or by which Rouse

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or any of its subsidiaries is bound or to which any of the property or assets of
Rouse or any of its subsidiaries is subject except for such conflict, breach, violation or default which does not have a material adverse effect on Rouse and its subsidiaries, taken as a whole, nor will such action require a consent or approval of any holder of Rouse's capital stock or result in any violation of the provisions of the Articles of Incorporation (or any articles supplementary thereto) or by-laws of Rouse or the charter or by-laws of any of its corporate subsidiaries or any organizational document of any other subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Rouse or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee, the issuance and sale of the Subordinated Debentures, the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement or the consummation by Rouse of the other transactions contemplated by this Agreement and the Guarantor Agreements, except the registration under the Act of the Registered Securities and the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities and distribution of the Securities by the Underwriters;

   (o) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which Rouse or any of its subsidiaries is a party or to which any property of Rouse or any of its subsidiaries, is subject, which are likely, individually or in the aggregate, to have a material adverse effect on Rouse and its subsidiaries, taken as a whole, and, to the best of Rouse's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

   (p) Neither the Trust nor Rouse is nor, after giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

   (q) Neither the Trust, Rouse nor any of Rouse's affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

   (r) There are no contracts, agreements or understandings between the Trust or Rouse and any person that grant such person the right to require the Trust or Rouse to file a registration statement under the Act with respect to any beneficial interests in the assets of the Trust owned or to be owned by such person or to require the Trust or Rouse to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Trust or Rouse under the Act; and

   (s) KPMG Peat Marwick LLP, who have certified certain financial statements of Rouse and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

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   2.    Subject to the terms and conditions herein set forth, (a) the Trust and
Rouse agree that the Trust shall issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the
Trust, at a purchase price per share of $................. per Security, the number of Firm Securities set forth opposite the name of such Underwriter in
Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Trust and Rouse agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase, at the purchase price per Security set forth in clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

   The Trust and Rouse hereby grant to the Underwriters the right to purchase at their election up to 600,000 Optional Securities, at the purchase price per Security set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to Rouse, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and Rouse otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

   As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Subordinated Debentures of Rouse, Rouse at each Time of Delivery will pay to Goldman, Sachs & Co., for the accounts of the several
Underwriters, an amount equal to $.............. per Security for the Securities to be delivered by Rouse hereunder at such Time of Delivery.

   3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

   4. (a)       The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor in next day funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Trust will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the

     "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York time, on
     ...................., 1995 or such other time and date as Goldman, Sachs &
     Co. and Rouse may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and Rouse may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

       At each Time of Delivery, Rouse will pay, or cause to be paid, the commission payable at such Time of Delivery to the Underwriters under
     Section 2 hereof in next day funds.

       (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(n) hereof, and the check or checks specified in subsection (a) above, will be delivered at the offices of Sullivan & Cromwell, 250 Park Avenue, New York, New York 10177 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the
     Closing Location at ......... p.m., New York City time, on the New York
     Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

   5.    The Trust and Rouse, jointly and severally, agree with each of the
Underwriters:

       (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the close of business on the business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; in the case of Rouse, to file promptly all reports and any definitive proxy or information statements required to be filed by Rouse with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus relating to the Registered Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

       (b) Promptly from time to time to take such action as you may reasonably request to qualify the Registered Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Trust nor Rouse shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

       (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to use its best efforts to furnish the Underwriters with copies of the Prospectus in New York in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the TIA, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
     Section 10(a)(3) of the Act;

       (d) In the case of Rouse, to make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of Rouse and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of Rouse, as the case may be, Rule 158);

       (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date, after the First Time of Delivery, on which the distribution of the Securities ceases, as determined by you, and (ii) 90 days after the First Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, any other beneficial interests in the Trust, or any other securities of the Trust or Rouse, as the case may be, that are substantially similar to the Securities (including any guarantee of such Securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive, any such substantially similar securities of either the Trust or Rouse, without the prior written consent of Goldman, Sachs & Co.;

       (f) To furnish to Securityholders as soon as practicable after the end of each fiscal year ending prior to the third anniversary of the First Time of Delivery an annual report (including a balance sheet and statements of income, securityholders' equity and cash flows of Rouse and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of Rouse and its subsidiaries for such quarter in reasonable detail;

       (g) During a period of five years from the effective date of the Registration Statement, to furnish to Goldman, Sachs & Co., on your behalf, copies of all reports or other communications (financial or other) furnished to shareholders of Rouse, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Trust or Rouse is listed; and (ii) such additional information concerning the business and financial condition of the Trust or Rouse as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Trust and Rouse and its subsidiaries are consolidated in reports furnished to their securityholders generally or to the Commission);

       (h) In the case of Rouse, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein;

       (i) To use the net proceeds received by it from the sale of the Securities, in the case of the Trust, and the Subordinated Debentures, in the case of Rouse, pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

       (j) To use all reasonable efforts to list the Securities on the New York Stock Exchange.

   6. Rouse covenants and agrees with the several Underwriters that Rouse will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Trust's and Rouse's counsel and their accountants in connection with the registration of the

Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, the Trust Agreement, the Guarantee, the Legal Investment and Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities; (iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for Rouse and the Trust in connection with such qualification and in connection with the Legal Investment and Blue Sky surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) all fees and expenses in connection with listing the Securities on the New York Stock Exchange and the cost of registering the Securities under
Section 12 of the Exchange Act; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing certificates for the Securities and the Subordinated Debentures;
(viii) the cost and charges of any transfer agent or registrar; (ix) the cost and charges of qualifying the Securities with The Depository Trust Company; (x) the fees and expenses of the Trustees, the Debenture Trustee and Guarantee Trustee and any agent thereof and the fees and disbursements of their counsel; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

   7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust and Rouse herein are, at and as of such Time of Delivery, true and correct, the condition that the Trust and Rouse shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

       (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

       (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to: the incorporation of Rouse and the formation of the Trust; insofar as the federal laws of the United States and the laws of the State of New York or the State of Delaware are concerned, the validity of the Registered Securities, the Registration Statement and the Prospectus; and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided that in rendering such opinion, Sullivan & Cromwell may rely upon the opinion of Richards, Layton & Finger delivered pursuant to subsection (e) hereof as to certain matters of Delaware law and the opinion of Piper & Marbury delivered pursuant to subsection (f) hereof as to certain matters of Maryland law;

       (c) Bruce I. Rothschild, Vice President and General Counsel of Rouse shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(b) hereto) (which may be limited to the laws of the State of Maryland and, with respect to clauses (viii)-(xiv) below, the federal laws of the United States), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) Rouse has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

             (ii) Rouse has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of Rouse have been duly and validly authorized and issued and are fully paid and non-assessable and all of the issued and outstanding Common Securities are directly owned by Rouse free and clear of any Lien;

             (iii) Rouse has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which the failure so to qualify and maintain good standing would have a material adverse effect on Rouse and its subsidiaries, taken as a whole, (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of Rouse, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

             (iv) Each Significant Subsidiary (as defined below) of Rouse that is incorporated under the laws of the State of Maryland has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland; and all of the issued shares of capital stock or partnership interests of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned (with exceptions that are not material to Rouse and its subsidiaries, taken as a whole) directly or indirectly by Rouse, free and clear of all Liens except
           (i) Liens relating to debt which has been disclosed specifically, generally or in the aggregate in the Prospectus or incurred after the date of the latest audited financial statements included or incorporated by reference in the Prospectus in the ordinary course of business (including financings),

           (ii) Liens incurred in the ordinary course of business which are not materially adverse to the operations of Rouse and its subsidiaries, taken as a whole, or (iii) restrictions on the transfer or use of the stock of any corporate subsidiary under any partnership, joint venture agreements or lease agreements to which Rouse or any of its subsidiaries is a party (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of Rouse or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates); "Significant Subsidiary" is defined to be any subsidiary of Rouse that holds assets that have a value, on a current value basis, in excess of 3% of Rouse's Total Common Stock and Other Shareholders' Equity, on a current value basis, as reported in Rouse's most recent Annual Report on Form 10-K or Annual Report to Shareholders;

             (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which Rouse or any of its subsidiaries is a party or of which any property of Rouse or any of its subsidiaries is the subject which are likely, individually or in the aggregate, to have a material adverse effect on Rouse and its subsidiaries, taken as a whole, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

             (vi) To the best of such counsel's knowledge, the Trust is not a party to or bound by any agreement or instrument other than the Trust Agreement, this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; and to the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject and no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

             (vii) This Agreement has been duly authorized, executed and delivered by Rouse;

             (viii) The Guarantor Agreements each have been duly authorized, executed and delivered by Rouse and such Agreements constitute valid and legally binding obligations of Rouse, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws relating to or affecting creditors' rights and to general equitable principles; the Subordinated Debentures are entitled to the benefits provided by the Indenture;

             (ix) The issue and sale of the Securities and the Common Securities by the Trust, the issuance by Rouse of the Guarantee and the Subordinated Debentures, the compliance by Rouse and the Trust with all of the provisions of this Agreement, the execution, delivery and performance by

           Rouse of the Guarantor Agreements, the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement and the consummation of the transactions herein and therein contemplated will not (i) to the best of such counsel's knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Rouse or any of its subsidiaries is a party or by which Rouse or any of its subsidiaries is bound or to which any of the property or assets of Rouse or any of its subsidiaries is subject, except for such conflict, breach, violation or default which does not have a material adverse effect on Rouse and its subsidiaries, taken as a whole, nor
           (ii) will such action result in any violation of the provisions of the Articles of Incorporation (including any articles supplementary thereto) or By-laws of Rouse or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Rouse or any of its subsidiaries or any of their properties;

             (x) The issue and sale of the Securities and the Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the purchase of the Subordinated Debentures by the Trust, the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement and the consummation of the transactions contemplated herein and in the Trust Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and, to the best of such counsel's knowledge, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement and the Trust Agreement, except the registration under the Act and the Exchange Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

             (xi) To the best of such counsel's knowledge, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee, the issuance and sale of the Subordinated Debentures, the distribution of the

           Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement or the consummation by Rouse of the transactions contemplated herein and in the Guarantor Agreements, except the registration under the Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

             (xii) Rouse is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

             (xiii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by Rouse or the Trust prior to such Time of Delivery (other than the financial statements, related notes and schedules and financial data included therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, appeared on their face to be appropriately responsive as to form in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

             (xiv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Trust or Rouse prior to such Time of Delivery (other than the financial statements and related schedules therein and Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the TIA and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Trust or Rouse prior to such Time of Delivery (other than the financial statements, related notes and schedules and other financial data contained or incorporated by reference therein or omitted therefrom and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Trust or Rouse prior to such Time of Delivery (other than the financial statements, related notes and schedules and other financial data contained or incorporated by reference therein or omitted therefrom and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Trust or Rouse prior to such Time of Delivery (other than the financial statements, related notes and schedules and other financial data contained or incorporated by reference therein or omitted therefrom and Form T-1, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

       (d) Fried, Frank, Harris, Shriver & Jacobson, counsel for the Trust and Rouse, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you to the effect that:

             (i) This Agreement has been duly executed and delivered by the Trust (as to the due authorization of this Agreement by the Trust, Fried, Frank, Harris, Shriver & Jacobson may rely on the opinion of Richards, Layton & Finger);

             (ii) The Indenture, the Subordinated Debentures and the Guarantee each constitute valid and legally binding obligations of Rouse, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium or other laws now or hereafter in effect affecting creditors' rights generally, and general principles of equity (whether such principles are considered in a proceeding in equity or at law); the Subordinated Debentures are entitled to the benefits provided by the Indenture; and the Trust Agreement, the Indenture and the Guarantee conform in all material respects to the descriptions thereof contained in the Prospectus and have been duly qualified under the TIA;

             (iii) The Securities and the Common Securities conform in all material respects to the descriptions thereof contained in the Prospectus;

             (iv) To the best of such counsel's knowledge, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities, the compliance by the Trust with all of the provisions of this Agreement, the purchase by the Trust of the Subordinated Debentures, the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement and the consummation of the transactions contemplated herein and in the Trust Agreement except the registration under the Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

             (v) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures" and "Relationship Among the Preferred Securities, Junior Subordinated Debentures and the Guarantee", insofar as they purport to constitute a summary of the terms of the securities, documents and instruments therein described, and under the captions "Certain United States Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws referred to therein, fairly present the information disclosed therein in all material respects;

             (vi) The Trust is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act; and

             (vii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Trust or Rouse prior to such Time of Delivery (other than the financial statements, related notes and schedules and other financial data contained or incorporated by reference therein or omitted therefrom and Form T-1, as to which such counsel need not express an opinion), appear on their face to be responsive as to form in all material respects to the requirements of the Act and the TIA and the rules and regulations thereunder.

       In rendering such opinion, such counsel may state that their opinion is limited to the laws of the State of New York, the Delaware Business Trust Act and the federal laws of the United States.

       (e) Richards, Layton & Finger, special Delaware counsel to the Trust and Rouse, shall have furnished to you, Rouse and the Trust their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

             (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the power and authority to own property and conduct its business, all as described in the Prospectus;

             (iii) The Trust Agreement constitutes a valid and binding obligation of Rouse and the Trustees, enforceable against Rouse and the Trustees in accordance with its terms, and the Expense Agreement constitutes a valid and binding obligation of Rouse and the Trust, enforceable against Rouse and the Trust in accordance with its terms, each subject, as to enforcement, to (A) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' remedies and rights, (B) general equity principles, including applicable laws relating to fiduciary duties (regardless of whether considered or applied in a proceeding at equity or at law) and (C) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

             (iv) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the power and authority to (a) execute and deliver, and to perform its obligations under, this Agreement and (b) issue and perform its obligations under the Securities and the Common Securities;

             (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary action on the part of the Trust; and this Agreement has been duly authorized by the Trust;

             (vi) The Securities have been duly authorized by the Trust and are duly and validly issued and, subject to the qualifications set forth therein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover any taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates and (b) provide security and/or indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and powers under the Trust Agreement;

             (vii) The Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued and represent undivided beneficial interests in the assets of Trust;

             (viii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Securities and the Common Securities is not subject to preemptive rights;

             (ix) The issuance and sale by the Trust of the Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations hereunder will not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement, or
           (b) any applicable Delaware law or administrative regulation;

             (x) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Securities and the Common Securities; and

             (xi) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that the Trust is treated as a grantor trust or partnership for federal income tax purposes, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

     In rendering the opinion expressed in this paragraph (e), such counsel need express no opinion concerning the securities laws of the State of Delaware.

       (f) Piper & Marbury, special Maryland counsel for the Trust and Rouse, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(e) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Guarantor Agreements each have been duly authorized, executed and delivered by Rouse; and

              (ii) The issue and sale of the Securities and the Common Securities by the Trust will not require a consent or approval of any holder of Rouse's capital stock or result in any violation of the provisions of the Articles of Incorporation (including any articles supplementary thereto) or By-laws of Rouse.

       (g) On the date of the Prospectus at a time prior to the execution of this Agreement, at 10:00 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG Peat Marwick LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

       (h) The Trust Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to you;

       (i) (i) Neither the Trust nor Rouse and its subsidiaries, taken as a whole, shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (other than issuances of capital stock pursuant to bonus stock awards granted in the ordinary course of business or upon exercise of options and stock appreciation rights and upon conversion of convertible securities, in each case, except with respect to bonus stock awards granted in the ordinary course of business, which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Prospectus) or any material adverse change in the long-term debt of Rouse and its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position or securityholders' equity of the Trust, or the general affairs, management, current value basis shareholders' equity or results of operations (based on earnings before depreciation and deferred taxes from operations) of Rouse and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

       (j) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Securities or any of Rouse's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Securities or any of Rouse's debt securities or preferred stock;

       (k) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iii) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

       (l) The Securities to be sold by the Trust at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

       (m) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement; and

       (n) The Trust and Rouse shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of Rouse and the Trust satisfactory to you as to the accuracy of the representations and warranties of the Trust and Rouse herein at and as of such Time of Delivery, as to the performance by the Trust and Rouse of all their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as you may reasonably request.

   8. (a) The Trust and Rouse, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Trust nor Rouse shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Trust and Rouse by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

   (b) Each Underwriter will indemnify and hold harmless the Trust and Rouse against any losses, claims, damages or liabilities to which the Trust or Rouse may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Trust and Rouse by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Trust and Rouse for any legal or other expenses reasonably incurred by the Trust or Rouse in connection with investigating or defending any such action or claim as such expenses are incurred.

   (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability under such subsection which it may have to any indemnified party unless and to the extent the indemnifying party is actually prejudiced by such omission or failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not assume the defense of such action, it is understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of local attorneys in each such jurisdiction) at any time for all such indemnified parties, which firms shall be designated in writing by you, if the indemnified parties under this Section consist of any Underwriter or any of their respective controlling persons, or by the Trust or Rouse, if the indemnified parties under this Section consist of the Trust or Rouse or any of their directors, officers, administrative trustees or controlling persons. The indemnifying party shall not be liable for any settlement of an action or claim for monetary damages which an indemnified party may effect without the consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

   (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and Rouse on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and Rouse on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and Rouse on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and Rouse bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and Rouse on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, Rouse and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

   (e) The obligations of the Trust and Rouse under this Section 8 shall be in addition to any liability which the Trust and Rouse may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of

Rouse, each administrative trustee of the Trust and to each person, if any, who controls the Trust or Rouse within the meaning of the Act.

   9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, Goldman, Sachs & Co. may in their discretion arrange for Goldman, Sachs & Co. or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter Goldman, Sachs & Co. do not arrange for the purchase of such Securities, then Rouse shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to Goldman, Sachs & Co. to purchase such Securities on such terms. In the event that, within the respective prescribed periods, Goldman, Sachs & Co. notify Rouse that Goldman, Sachs & Co. have so arranged for the purchase of such Securities, or the Trust or Rouse notifies Goldman, Sachs & Co. that it has so arranged for the purchase of such Securities, Goldman, Sachs & Co. or Rouse shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Trust and Rouse agree to file promptly any amendments to the Registration Statement or the Prospectus which in Goldman, Sachs & Co.'s opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

   (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by Goldman, Sachs & Co. and Rouse as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, then Rouse shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

   (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by Goldman, Sachs & Co. and Rouse as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, or if Rouse shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Trust and Rouse to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or Rouse, except for the expenses to be borne by Rouse and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

   10. The respective indemnities, agreements, representations, warranties and other statements of the Trust, Rouse and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, Rouse or any officer, director, administrative trustee or controlling person of the Trust or Rouse, and shall survive delivery of and payment for the Securities.

   11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Trust nor Rouse shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Securities are not delivered by or on behalf of the Trust as provided herein, the Trust and Rouse will reimburse the Underwriters through Goldman, Sachs & Co. for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Trust and Rouse shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

   12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives.

   All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Trust or Rouse shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044-3456,
Attention: Treasurer, with a copy to the General Counsel, Facsimile Transmission No. (410) 992-6392; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust and Rouse by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

   13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, Rouse and, to the extent provided in Sections 8 and 10 hereof, the officers, directors and administrative trustees of the Trust, Rouse and each person who controls the Trust, Rouse or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

   14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

   15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

   16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

   If the foregoing is in accordance with your understanding, please sign and return to us one for the Trust, Rouse and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Trust and Rouse. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Trust and Rouse for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                         Very truly yours,

                                         Rouse Capital

                                         By:  The Rouse Company, as Depositor

                                         By: . . . . . . . . . . . . . . . . .
                                           Name:
                                           Title:


                                         The Rouse Company

                                         By: . . . . . . . . . . . . . . . . .

                                           Name:
                                           Title:

Accepted as of the date hereof:
Goldman, Sachs & Co.
Alex. Brown & Sons Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Smith Barney Inc.

By: . . . . . . . . . . . . . . . . .
        (Goldman, Sachs & Co.)



 On behalf of each of the Underwriters

                                SCHEDULE I

                                                              Number of
                                                               Optional
                                                           Securities to be
                                          Total Number of    Purchased if
                                          Firm Securities   Maximum Option
             Underwriter                  to be Purchased     Exercised
             -----------                  ---------------  ----------------
Goldman, Sachs & Co. ...................
Alex. Brown & Sons Incorporated ........
Lehman Brothers Inc. ...................
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated ..........................
Smith Barney Inc. ......................














                                          ---------------  ----------------
Total
                                          ===============  ================


                                                                         ANNEX I

  Pursuant to Section 7(g) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

       (i) They are independent certified public accountants with respect to Rouse and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

       (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of Rouse for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

       (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in Rouse's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of Rouse who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

       (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of Rouse for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of Rouse's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in Rouse's Annual Reports on Form 10-K for such fiscal years;

       (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

       (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Rouse and its subsidiaries, inspection of the minute books of Rouse and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of Rouse and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

             (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in Rouse's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in Rouse's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

             (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in Rouse's Annual Report on Form 10-K for the most recent fiscal year;

             (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in Rouse's Annual Report on Form 10-K for the most recent fiscal year;

             (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

             (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in excess of 1% in the consolidated long-term debt of Rouse and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated earnings before depreciation and deferred taxes from operations or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

       (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of Rouse and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Rouse and its subsidiaries and have found them to be in agreement.

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